UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 23, 2007

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
---      (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---      (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
---      Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
---      Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On April 23, 2007, the shareholders of American Express Company (the "Company") approved and adopted the Company's 2007 Incentive Compensation Plan (the "2007 Plan"). A summary of the terms and conditions of the 2007 Plan may be found on pages 17-23 of the Company's definitive proxy statement in connection with its Annual Meeting, which was filed with the Securities and Exchange Commission on March 15, 2007, and such summary is hereby incorporated by reference. A copy of the 2007 Plan is filed as Exhibit 10.1 to this report and is hereby incorporated by reference. A copy of the 2007 Incentive Compensation Plan Master Agreement pursuant to which certain types of awards that may granted under the 2007 Plan will be issued is filed as Exhibit 10.2 to this report and is hereby incorporated by reference.


Item 9.01  Financial Statements and Exhibits

(d)      Exhibits

         10.1  American Express Company 2007 Incentive Compensation Plan.

         10.2 American Express Company 2007 Incentive Compensation Plan Master Agreement, dated April 23, 2007.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AMERICAN EXPRESS COMPANY
                                                   (REGISTRANT)

                                                   By: /s/ Stephen P. Norman
                                                   Name:   Stephen P. Norman
                                                   Title:  Secretary

Date:   April 27, 2007

                                 EXHIBIT INDEX


Exhibit No.  Description
-----------  ----------------------------------------------------------------

 10.1        American Express Company 2007 Incentive Compensation Plan.

 10.2 American Express Company 2007 Incentive Compensation Plan Master Agreement, dated April 23, 2007.